                                                                    Exhibit 99.3

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                      321,136.82
           Available Funds:
                     Contract Payments due and received in this period                                           4,742,120.96
                     Contract Payments due in prior period(s) and received in this period                          297,755.01
                     Contract Payments received in this period for next period                                      72,100.86
                     Sales, Use and Property Tax, Maintenance, Late Charges                                        112,222.59
                     Prepayment Amounts related to early termination in this period                                691,568.90
                     Servicer Advance                                                                              503,642.92
                     Proceeds received from recoveries on previously Defaulted Contracts                                 0.00
                     Transfer from Reserve Account                                                                   4,113.33
                     Interest earned on Collection Account                                                           5,626.26
                     Interest earned on Affiliated Account                                                             630.95
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                     Agreement Section 5.03                                                                              0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                     (Substituted contract < Predecessor contract)                                                       0.00
                     Amounts paid under insurance policies                                                               0.00
                     Any other amounts                                                                                   0.00

                                                                                                                -------------
           Total Available Funds                                                                                 6,750,918.60
           Less: Amounts to be Retained in Collection Account                                                      286,008.51
                                                                                                                -------------
           AMOUNT TO BE DISTRIBUTED                                                                              6,464,910.09
                                                                                                                =============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                          0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                             Servicer Advances                                                                     297,755.01
                     3.      To Noteholders (For Servicer Report immediately following the
                             Final Additional Closing Date)

                                    a) Class A1 Principal and Interest                                                   0.00
                                    a) Class A2 Principal (distributed after A1 Note matures) and Interest               0.00
                                    a) Class A3 Principal (distributed after A2 Note matures) and Interest       4,628,349.51
                                    a) Class A4 Principal (distributed after A3 Note matures) and Interest         619,968.75
                                    b) Class B Principal and Interest                                               89,557.38
                                    c) Class C Principal and Interest                                              179,517.14
                                    d) Class D Principal and Interest                                              120,945.07
                                    e) Class E Principal and Interest                                              158,906.47

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                     0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                    a) Residual Interest (Provided no Restricting or Amortization Event
                                       in effect)                                                                   39,520.12
                                    b) Residual Principal (Provided no Restricting or Amortization Event
                                       in effect)                                                                  148,396.90
                                    c) Reserve Account Distribution (Provided no Restricting or Amortization
                                       Event in effect)                                                              4,113.33
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                             Any Other Amounts                                                                     118,479.80
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                           59,400.61
                                                                                                                -------------
           TOTAL FUNDS DISTRIBUTED                                                                               6,464,910.09
                                                                                                                =============

                                                                                                                -------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
           Funds (if any)}                                                                                         286,008.51
                                                                                                                =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                               $2,925,289.09
            - Add Investment Earnings                                                                                4,113.33
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             0.00
            - Less Distribution to Certificate Account                                                               4,113.33
                                                                                                                -------------
End of period balance                                                                                           $2,925,289.09
                                                                                                                =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                      $2,925,289.09
                                                                                                                =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


            III.   CLASS A NOTE PRINCIPAL BALANCE
            Beginning Principal Balance of the Class A Notes
                                     Pool A                             103,609,887.55
                                     Pool B                              35,783,095.95
                                                                        --------------
                                                                                                 139,392,983.50
            Class A Overdue Interest, if any                                      0.00
            Class A Monthly Interest - Pool A                               665,502.05
            Class A Monthly Interest - Pool B                               229,840.26

            Class A Overdue Principal, if any                                     0.00
            Class A Monthly Principal - Pool A                            2,674,927.60
            Class A Monthly Principal - Pool B                            1,678,048.35
                                                                        --------------
                                                                                                   4,352,975.95
            Ending Principal Balance of the Class A Notes
                                     Pool A                             100,934,959.95
                                     Pool B                              34,105,047.60
                                                                        --------------
                                                                                                 --------------
                                                                                                 135,040,007.55
                                                                                                 ==============

            --------------------------------------------------------------------------------
            Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
            Original Face $257,425,000     Original Face $257,425,000       Balance Factor
                   $ 3.478071                     $ 16.909686                   52.458000%
            --------------------------------------------------------------------------------


            IV.   CLASS A NOTE PRINCIPAL BALANCE


            Beginning Principal Balance of the Class A Notes
                                     Class A1                                     0.00
                                     Class A2                                     0.00
                                     Class A3                            43,767,983.50
                                     Class A4                            95,625,000.00

                                                                        --------------

            Class A Monthly Interest                                                             139,392,983.50
                                     Class A1 (Actual Number Days/360)            0.00
                                     Class A2                                     0.00
                                     Class A3                               275,373.56
                                     Class A4                               619,968.75

                                                                        --------------

            Class A Monthly Principal
                                     Class A1                                     0.00
                                     Class A2                                     0.00
                                     Class A3                             4,352,975.95
                                     Class A4                                     0.00

                                                                        --------------
                                                                                                   4,352,975.95
            Ending Principal Balance of the Class A Notes
                                     Class A1                                     0.00
                                     Class A2                                     0.00
                                     Class A3                            39,415,007.55
                                     Class A4                            95,625,000.00

                                                                        --------------
                                                                                                 --------------
                                                                                                 135,040,007.55
                                                                                                 ==============

            Class A3
            --------------------------------------------------------------------------------
            Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
            Original Face $83,000,000      Original Face $83,000,000        Balance Factor
                  $ 3.317754                     $ 52.445493                   47.487961%
            --------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002

          V.   CLASS B NOTE PRINCIPAL BALANCE

                    Beginning Principal Balance of the Class B Notes
                                                   Pool A                       1,765,437.49
                                                   Pool B                         609,653.12
                                                                                ------------
                                                                                                     2,375,090.61

                    Class B Overdue Interest, if any                                    0.00
                    Class B Monthly Interest - Pool A                              11,416.50
                    Class B Monthly Interest - Pool B                               3,942.42
                    Class B Overdue Principal, if any                                   0.00
                    Class B Monthly Principal - Pool A                             45,595.36
                    Class B Monthly Principal - Pool B                             28,603.10
                                                                                ------------
                                                                                                        74,198.46
                    Ending Principal Balance of the Class B Notes
                                                   Pool A                       1,719,842.13
                                                   Pool B                         581,050.02
                                                                                ------------
                                                                                                     ------------
                                                                                                     2,300,892.15
                                                                                                     ============

                    ------------------------------------------------------------------------------------
                    Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
                    Original Face $4,387,000       Original Face $4,387,000             Balance Factor
                           $ 3.501008                     $ 16.913257                      52.447963%
                    ------------------------------------------------------------------------------------

          VI.   CLASS C NOTE PRINCIPAL BALANCE
                    Beginning Principal Balance of the Class C Notes
                                                   Pool A                       3,531,566.17
                                                   Pool B                       1,219,615.09
                                                                                ------------
                                                                                                     4,751,181.26

                    Class C Overdue Interest, if any                                    0.00
                    Class C Monthly Interest - Pool A                              23,131.76
                    Class C Monthly Interest - Pool B                               7,988.48
                    Class C Overdue Principal, if any                                   0.00
                    Class C Monthly Principal - Pool A                             91,190.71
                    Class C Monthly Principal - Pool B                             57,206.19
                                                                                ------------
                                                                                                       148,396.90
                    Ending Principal Balance of the Class C Notes
                                                   Pool A                       3,440,375.46
                                                   Pool B                       1,162,408.90
                                                                                ------------
                                                                                                     ------------
                                                                                                     4,602,784.36
                                                                                                     ============

                    ------------------------------------------------------------------------------------
                    Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
                    Original Face $8,775,000        Original Face $8,775,000            Balance Factor
                           $ 3.546466                     $ 16.911328                      52.453383%
                    ------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


          VII.   CLASS D NOTE PRINCIPAL BALANCE

                    Beginning Principal Balance of the Class D Notes
                                                   Pool A                       2,354,377.44
                                                   Pool B                         813,076.74
                                                                                ------------
                                                                                                     3,167,454.18

                    Class D Overdue Interest, if any                                    0.00
                    Class D Monthly Interest - Pool A                              16,362.92
                    Class D Monthly Interest - Pool B                               5,650.88
                    Class D Overdue Principal, if any                                   0.00
                    Class D Monthly Principal - Pool A                             60,793.81
                    Class D Monthly Principal - Pool B                             38,137.46
                                                                                ------------
                                                                                                        98,931.27
                    Ending Principal Balance of the Class D Notes
                                                   Pool A                       2,293,583.63
                                                   Pool B                         774,939.28
                                                                                ------------
                                                                                                     ------------
                                                                                                     3,068,522.91
                                                                                                     ============

                    ------------------------------------------------------------------------------------
                    Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
                    Original Face $5,850,000        Original Face $5,850,000            Balance Factor
                           $ 3.763043                    $ 16.911328                        52.453383%
                    ------------------------------------------------------------------------------------

          VIII.   CLASS E NOTE PRINCIPAL BALANCE
                    Beginning Principal Balance of the Class E Notes
                                                   Pool A                       2,943,317.44
                                                   Pool B                       1,016,500.33
                                                                                ------------
                                                                                                     3,959,817.77

                    Class E Overdue Interest, if any                                    0.00
                    Class E Monthly Interest - Pool A                              26,195.53
                    Class E Monthly Interest - Pool B                               9,046.85
                    Class E Overdue Principal, if any                                   0.00
                    Class E Monthly Principal - Pool A                             75,992.26
                    Class E Monthly Principal - Pool B                             47,671.83
                                                                                ------------
                                                                                                       123,664.09
                    Ending Principal Balance of the Class E Notes
                                                   Pool A                       2,867,325.18
                                                   Pool B                         968,828.50
                                                                                ------------
                                                                                                     ------------
                                                                                                     3,836,153.68
                                                                                                     ============

                    ------------------------------------------------------------------------------------
                    Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
                    Original Face $7,313,000        Original Face $7,313,000            Balance Factor
                          $ 4.819141                      $ 16.910172                      52.456634%
                    ------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


          IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

                    Beginning Residual Principal Balance
                                           Pool A                                         3,534,268.36
                                           Pool B                                         1,220,822.33
                                                                                          ------------
                                                                                                                  4,755,090.69

                    Residual Interest - Pool A                                               29,376.81
                    Residual Interest - Pool B                                               10,143.31
                    Residual Principal - Pool A                                              91,190.71
                    Residual Principal - Pool B                                              57,206.19
                                                                                          ------------
                                                                                                                    148,396.90
                    Ending Residual Principal Balance
                                           Pool A                                         3,443,077.65
                                           Pool B                                         1,163,616.14
                                                                                          ------------
                                                                                                                  ------------
                                                                                                                  4,606,693.79
                                                                                                                  ============


          X.   PAYMENT TO SERVICER

                     - Collection period Servicer Fee                                                                59,400.61
                     - Servicer Advances reimbursement                                                              297,755.01
                     - Tax, Maintenance, Late Charges, Bank Interest and other amounts                              118,479.80
                                                                                                                  ------------
                    Total amounts due to Servicer                                                                   475,635.42
                                                                                                                  ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
             Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                beginning of the related Collection Period                                                          117,738,854.42

             Aggregate Discounted Contract Balance of Additional Contracts acquired during
                Collection Period                                                                                             0.00

             Decline in Aggregate Discounted Contract Balance                                                         3,039,690.45

             Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    --------------
                ending of the related Collection Period                                                             114,699,163.97
                                                                                                                    ==============

             Components of Decline in Aggregate Discounted Contract Balance:
                 - Principal portion of Contract Payments  and Servicer Advances                      2,879,567.43

                 - Principal portion of Prepayment Amounts                                              160,123.02

                 - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

                 - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                        Contracts during the Collection Period                                                0.00

                 - Aggregate Discounted Contract Balance of Substitute Contracts added during
                        Collection Period                                                                     0.00

                 - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                        during Collection Period                                                              0.00

                                                                                                      ------------
                                              Total Decline in Aggregate Discounted Contract Balance  3,039,690.45
                                                                                                      ============


POOL B
             Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                beginning of the related Collection Period                                                           40,662,763.56

             Aggregate Discounted Contract Balance of Additional Contracts acquired during
                Collection Period                                                                                             0.00

             Decline in Aggregate Discounted Contract Balance                                                         1,906,873.12

             Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    --------------
                ending of the related Collection Period                                                              38,755,890.44
                                                                                                                    ==============

             Components of Decline in Aggregate Discounted Contract Balance:
                 - Principal portion of Contract Payments  and Servicer Advances                      1,379,442.93

                 - Principal portion of Prepayment Amounts                                              527,430.19
                                                                                                                 .
                 - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

                 - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                        Contracts during the Collection Period                                                0.00

                 - Aggregate Discounted Contract Balance of Substitute Contracts added during
                        Collection Period                                                                     0.00

                 - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                        during Collection Period                                                              0.00

                                                                                                      ------------
                                              Total Decline in Aggregate Discounted Contract Balance  1,906,873.12
                                                                                                      ============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   153,455,054.41
                                                                                                                    ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A

                                                                                                                  Predecessor
                                                                       Discounted              Predecessor        Discounted
        Lease #         Lessee Name                                    Present Value           Lease #            Present Value
        -------------------------------------------------              --------------          -----------        -------------
        3155-007        RADNET MANAGEMENT, INC.                         $  188,552.08          1231-033           $1,243,525.87
        3155-008        RADNET MANAGEMENT, INC.                         $  535,706.60          1572-033           $  878,621.70
        3205-002        FOUNTAIN AND PHOENIX DIAGNOSTIC                 $3,111,829.21          2421-001           $1,711,098.71
        3307-002        OPEN MRI OHIO 2 VENTURES, LLC                   $  767,314.06          1046-501           $  639,976.34
        3330-004        OPEN MRI TEXAS VENTURES, LLC                    $  756,617.60          1100-503           $  659,108.62
                                                                                               1912-002           $  107,797.25






                                                                        --------------                            -------------
                                                             Totals:    $5,360,019.55                             $5,240,128.49

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $  5,240,128.49
        b) ADCB OF POOL A AT CLOSING DATE                                                                       $202,195,615.75
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   2.59%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                                NO   X
                                                                                         ------                             ------

        POOL B                                                                                                 Predecessor
                                                                     Discounted            Predecessor         Discounted
        Lease #         Lessee Name                                  Present Value         Lease #             Present Value
        -------------------------------------------                  -------------         -----------         -------------
        3305-001        OPEN MRI IOWA VENTURES, LLC                  $1,004,680.88         1047-501            $ 77,392.98
                                                                                           1100-504            $ 93,947.73
                                                                                           1344-026            $ 17,225.68
                                                                                           1344-029            $ 63,104.76
                                                                                           1344-030            $  2,292.14
                                                                                           1347-010            $  5,382.42
                                                                                           1347-011            $202,500.53
                                                                                           1347-012            $194,679.35
                                                                                           1791-008            $ 10,844.23
                                                                                           1791-010            $ 60,297.19
                                                                                           1791-011            $  9,057.14
                                                                                           1791-012            $  9,708.25
                                                                                           2097-004            $ 44,783.62
                                                                                           2454-001            $ 80,861.15
                                                                                           2454-003            $ 86,291.63
                                                                                           1101-524            $ 27,639.26
                                                                     --------------                            ------------
                                                        Totals:       $1,004,680.88                            $986,008.06

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $   986,008.06
        b) ADCB OF POOL B AT CLOSING DATE                                                                            $90,333,293.68
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                         1.09%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
        TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES                       NO   X
                                                                                                  ------                    ------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                      Predecessor
                                                                              Discounted            Predecessor      Discounted
        Lease #           Lessee Name                                         Present Value         Lease #          Present Value
        ------------------------------------------------------                -------------         -----------      --------------
        2841-002          MEDICAL IMAGING CO., INC.                           $  980,724.35         2207-005         $1,326,497.89
        2908-001          ALASE, L.L.C.                                       $  131,731.36
        2002476-2         ASHLAND AREA COMMUNITY HOSPITAL INC.                $  169,739.33
                          CASH                                                $   44,302.85
        1999-004          NAVIX DIAGNOSTIX, INC.                              $2,985,811.62         1881-005         $2,387,877.73
        3155-007          RADNET MANAGEMENT, INC.                             $  335,553.30         4284-402         $  335,553.30
        1504-013          SIGNATURE MEDICAL                                   $1,221,375.67         2557-001         $1,323,430.38
                          CASH                                                $  102,054.71



                                                                              --------------                         --------------
                                                                  Totals:     $5,971,293.19                          $5,373,359.30

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                5,373,359.30
        b) ADCB OF POOL A AT CLOSING DATE                                                                           $202,195,615.75
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       2.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                         NO     X
                                                                                               ----------                  --------

       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                    Predecessor
                                                                             Discounted            Predecessor      Discounted
        Lease #           Lessee Name                                        Present Value         Lease #          Present Value
        ----------------------------------------------------                 -------------         -----------      --------------
        1679-002          OPENSIDED MRI OF ST. LOUIS, L.L.C.                 $506,250.32           2207-004         $   611,746.22
        1218-020          MEDICAL SERVICES OF AMERICA                        $200,642.43








                                                                             ------------                             ------------
                                                                   Totals:   $706,892.75                              $ 611,746.22

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $   611,746.22
        b) ADCB OF POOL B AT CLOSING DATE                                                                           $90,333,293.68
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.68%


      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES                                  NO     X
                                                                               ----------                           --------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


XV.    POOL PERFORMANCE MEASUREMENTS


1.                   AGGREGATE DISCOUNTED CONTRACT BALANCE

             CONTRACTS DELINQUENT > 90 DAYS                                        TOTAL OUTSTANDING CONTRACTS
             This Month                                  6,023,385.95              This Month                     153,455,054.41
             1 Month Prior                               5,630,780.19              1 Month Prior                  158,401,617.98
             2 Months Prior                              4,258,401.32              2 Months Prior                 162,860,485.88

             Total                                      15,912,567.46              Total                          474,717,158.27

             a) 3 MONTH AVERAGE                          5,304,189.15              b) 3 MONTH AVERAGE             158,239,052.76

             c) a/b                                             3.35%

2.           Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes                    No       X
                                                                                           -----------------    -----------------

3.           Restricting Event Check

             A. A Delinquency Condition exists for current period?                     Yes                    No       X
                                                                                           -----------------    -----------------
             B. An Indenture Event of Default has occurred and is then continuing?     Yes                    No       X
                                                                                           -----------------    -----------------

4.           Has a Servicer Event of Default occurred?                                 Yes                    No       X
                                                                                           -----------------    -----------------


5.           Amortization Event Check

             A. Is 1c  > 8% ?                                                          Yes                    No       X
                                                                                           -----------------    -----------------
             B. Bankruptcy, insolvency, reorganization; default/violation of any
                  covenant or obligation not remedied within 90 days?                  Yes                    No       X
                                                                                           -----------------    -----------------
             C. As of any Determination date, the sum of all defaulted contracts
                since the Closing date exceeds 6% of the ADCB on the Closing Date?     Yes                    No       X
                                                                                           -----------------    -----------------



6.           Aggregate Discounted Contract Balance at Closing Date                  Balance $ 270,243,724.70
                                                                                           -----------------


             DELINQUENT LEASE SUMMARY

                   Days Past Due             Current Pool Balance                # Leases
                   -------------             --------------------                --------
                         31 - 60                     7,980,908.46                      46
                         61 - 90                     2,221,648.81                      11
                        91 - 180                     6,023,385.95                      30

             Approved By:
             Matthew E. Goldenberg
             Vice President
             Structured Finance and Securitization